NORTH CAROLINA
                                             SECOND AMENDED MEMORANDUM OF LEASE
ALAMANCE COUNTY

         THIS SECOND AMENDED MEMORANDUM OF LEASE is executed this 15th day of June, 1994, under the pursuant to the terms and provisions of North Carolina General Statue ss.47-117 ff. between PARTNERSHIP 74 ASSOCIATES, a North Carolina general partnership (the "Landlord") and CULP, INC.
(the "Tenant").

                                            WITNESSETH:

         WHEREAS, the Landlord and Tenant are parties to a lease agreement dated September 6, 1988, (the "Lease") a Memorandum of which is recorded in Book 555, Page 528, Alamance County Registry and an amendment which is recorded in Book 781, Page 488, Alamance County Registry; and

         WHEREAS, the Landlord and Tenant have entered into a First Amendment to Lease dated July 27, 1992 and a Second Amendment to Lease dated June 15, 1994, which amends certain provisions of the lease:

         THEREFORE, the parties amend the Memorandum of Lease as follows:

         1. The term of the Lease, including extensions and renewals, continues until September 30, 2011.

         2. The provisions set forth in the written lease agreement between the parties dated September 6, 1988, as amended on July 27, 1992 and as amended on June 15, 1994, are hereby incorporated by reference in this Second Amended Memorandum of Lease.

                                             LANDLORD:

                                    PARTNERSHIP 74 ASSOCIATES, a North Carolina general partnership

                                     By:       Robert G. Culp, III        (SEAL)
                                               Robert G. Culp, III
                                               Managing General Partner

                                             TENANT:

                                     CULP, INC.
                                     By:       Franklin N. Saxon          (SEAL)
                                               Franklin N. Saxon
                                               Vice President




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